UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2015

REDHAWK HOLDINGS CORP.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-54323

(Commission file number)

20-3866475

(I.R.S. Employer Identification No.)

219 Chemin Metairie Road, Youngsville, La 70592

(Address of principal executive offices)(Zip Code)

(337) 269-5933

(Company’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02. Unregistered Sales of Equity Securities.

On October 15, 2015, RedHawk Holdings Corp. (the “Company”) entered into and completed a securities purchase agreement with an accredited investor for the sale of 5,000,000 shares of Company common stock in exchange for $50,000 cash.

The common shares are being issued pursuant to Rule 506 of Regulation D of the Securities Act of 1933 on the basis that they represented to the Company that the purchaser of the common stock was an “accredited investor” as such term is defined in Rule 501(a) of Regulation D.

These securities were issued to the purchaser pursuant to the exemption from registration provided for under Rule 506 of Regulation D, promulgated under the United States Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits.

(a)     Exhibits

10.1	Form of Securities Purchase Agreement dated October 15, 2015 between the Company and the Purchaser.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 20, 2015	Independence Energy Corp.

	By:	/s/ Daniel J. Schreiber
	Name:	Daniel J. Schreiber
	Title:	Chairman of the Board and Director